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                                                                    Exhibit 32.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

I, Robert Mehrabian, Chairman, President and Chief Executive Officer of Teledyne Technologies Incorporated (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended June 27, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert Mehrabian
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Robert Mehrabian
Chairman, President and Chief Executive Officer
August 6, 2004